Exhibit 99.1

EXECUTION COPY

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

Dated as of May 21, 2003

THE KROGER CO., an Ohio corporation (the “Borrower”), the banks, financial institutions and other institutional lenders (collectively, the “Initial Lenders”) party hereto, CITIBANK, N.A. and JPMORGAN CHASE BANK, as administrative agents, BANK OF AMERICA, N.A., BANK ONE, NA, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and UNION BANK OF CALIFORNIA, N.A., as co-syndication agents, CITIGROUP GLOBAL MARKETS INC. and JPMORGAN SECURITIES INC., as arrangers, and CITIBANK, N.A., as paying agent (the “Paying Agent”) for the Lenders (as defined in the Existing Credit Agreement defined below), hereby agree as follows:

PRELIMINARY STATEMENTS

(1)    The Borrower is party to a 364-Day Credit Agreement dated as of May 22, 2002 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the “Existing Credit Agreement”) with the banks, financial institutions and other institutional lenders party thereto, Citibank, N.A. and JPMorgan Chase Bank, as administrative agents, and Citibank, N.A., as Paying Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

(2)    The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

(3)    The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $1,000,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement or the Existing Credit Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

SECTION 1. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)    Section 1.01 is amended by deleting the definitions of “Lenders” and “Revolver Termination Date” set forth therein and replacing them, respectively, with the following new definitions thereof:

“Lenders” means the Initial Lenders, each Assuming Lender that shall become a party hereto pursuant to Section 2.16 or 2.17 and each Person that shall become a party hereto pursuant to Section 8.06.

“Revolver Termination Date” means the earlier of (a) May 20, 2004, subject to the extension thereof pursuant to Section 2.16, and (b) the date of termination in whole of the aggregate Commitments pursuant to

Section 2.04 or 6.01; provided, however, that the Revolver Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.16 shall be the Revolver Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

(b)    The definition of “Applicable Margin” in Section 1.01 is amended by deleting in full the table setting forth the Applicable Margin applicable on or after the Term Loan Conversion Date, and substituting therefor the following:

Performance Level	Applicable Margin for Base Rate Advances	Applicable Margin for Eurodollar Rate Advances
Level 1	0.0000%	0.750%
Level 2	0.0000%	1.000%
Level 3	0.0000%	1.125%
Level 4	0.0000%	1.625%
Level 5	0.0000%	2.000%

(c)    The following new definitions are added to Section 1.01 in appropriate alphabetical order:

“Commitment Date” has the meaning specified in Section 2.17(b)

“Commitment Increase” has the meaning specified in Section 2.17(a).

“Increase Date” has the meaning specified in Section 2.17(a).

“Increasing Lender” has the meaning specified in Section 2.17(b).

(d)    Section 2.01 is amended by replacing the words “the signature pages hereof” with the words “Schedule I hereto”.

(e)    Section 2.16(c) is amended by replacing the parenthetical clause in the first sentence with the clause “(each such Eligible Assignee that accepts an offer to assume a Non-Consenting Lender’s Commitment as of the applicable Extension Date and each Eligible Assignee that agrees to participate in any Commitment Increase pursuant to Section 2.17(c) being an “Assuming Lender”)”.

(f)    A new Section 2.17 is added to read as follows:

SECTION 2.17. Increase in the Aggregate Commitments. (a) The Borrower may, at any time but in any event not more than once in any calendar year prior to the Revolver Termination Date, by notice to the Paying Agent, request that the aggregate amount of the Commitment be increased by an amount of $10,000,000 or an integral multiple thereof (each a “Commitment Increase”) to be effective as of a date that is at least 90 days prior to the scheduled Revolver Termination Date then in effect (the “Increase Date”) as specified in the related notice to the Paying Agent; provided, however that (i) in no event shall the aggregate amount of the Commitments at any time exceed $1,300,000,000 and (ii) on the date of any request by the Borrower for a Commitment Increase and on the related Increase Date, no Default shall have occurred and be continuing.

(b) The Paying Agent shall promptly notify the Lenders of a request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and
(iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the “Commitment Date”). Each Lender that is willing to participate in such requested

Commitment Increase (each an “Increasing Lender”) shall, in its sole discretion, give written notice to the Paying Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment. If the Lenders notify the Paying Agent that they are willing to increase the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated among the Lenders willing to participate therein in such amounts as are agreed between the Borrower and the Paying Agent.

(c)    Promptly following each Commitment Date, the Paying Agent shall notify the Borrower as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

(d)    Unless the Borrower notifies the Paying Agent prior to the applicable Increase Date that the request for a Commitment Increase has been terminated, on such Increase Date, each Assuming Lender that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.17(b) shall become a Lender party to this Agreement as of such Increase Date and the Commitment of each Increasing Lender for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.17(b)) as of such Increase Date; provided, however, that the Paying Agent shall have received on or before such Increase Date the following, each dated such date:

(i)    (A) certified copies of resolutions of the Board of Directors of the Borrower or the Executive Committee of such Board approving the Commitment Increase and the corresponding modifications to this Agreement and (B) an opinion of counsel for the Borrower (which may be in-house counsel), in substantially the form of Exhibit C hereto;

(ii)    an Assumption Agreement, duly executed by such Eligible Assignee, the Paying Agent and the Borrower;

(iii)    a consent from each Guarantor; and

(iii)    confirmation from each Increasing Lender of the increase in the amount of its Commitment in a writing satisfactory to the Borrower and the Paying Agent.

On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.17(d), the Paying Agent shall notify the Lenders (including, without limitation, each Assuming Lender) and the Borrower, on or before 1:00 P.M. (New York City time), by telecopier or telex, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date.

(g)    Section 4.01(e) is amended by deleting the date “February 2, 2002” and substituting therefor the date “February 1, 2003” in both places where such date appears.

(h)    Section 8.07 is amended by adding to the end thereof a new sentence to read as follows:

Notwithstanding anything herein to the contrary, the Borrower and its officers, directors, employees, agents and advisors and the Lenders and their officers, directors, employees, agents and advisors may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Borrower or the Lenders, as the case may be, if any, solely relating to such U.S. tax treatment and tax structure.

(i)    Schedule I is deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the “Restatement Effective Date”) when and only if:

(a)    The Paying Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Paying Agent that such Initial Lender has executed this Amendment and Restatement.

(b)    The Paying Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Paying Agent and in sufficient copies for each Initial Lender:

(i)    The consent attached hereto executed by each Guarantor.

(ii)    Certified copies of the resolutions of the Board of Directors of the Borrower authorizing this Amendment and Restatement, certified copies of the resolutions of the Board of Directors of each Guarantor approving the Guarantee Agreement and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Loan Documents.

(iii)    A certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor certifying the names and true signatures of the officers of the Borrower or such Guarantor, as applicable, authorized to sign this Agreement, each other Loan Document to which it is a party and the other documents to be delivered hereunder or thereunder.

(iv)    A favorable opinion of Paul W. Heldman, Senior Vice President, Secretary and General Counsel for the Borrower, substantially in the form of Exhibit C to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement and as to such other matters as any Lender through the Agents may reasonably request.

(v)    A favorable opinion of Shearman & Sterling, counsel for the Agents, in form and substance satisfactory to the Agents.

(c)    On the Restatement Effective Date, the following statements shall be true and the Agents shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Restatement Effective Date, stating that:

(i)    The representations and warranties contained in Section 4.01 of the Existing Credit Agreement are correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date, and

(ii)    No event has occurred and is continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

(b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases “on the date hereof”, “on the date of this Agreement” or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is May 22, 2002).

SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Paying Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Paying Agent with respect hereto and thereto) in accordance with the terms of Section 8.03 of the Existing Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

    THE BORROWER

THE KROGER CO.

By:	/s/ W. Rodney McMullen
Title:	Executive Vice President

        THE AGENTS

CITIBANK, N.A.,
as Paying Agent and Administrative Agent

By:	/s/ Judith Green
Title:	Vice President

JPMORGAN CHASE BANK,
as Administrative Agent

By:	/s/ Barry K. Bergman
Title:	Vice President

THE INITIAL LENDERS

Administrative Agents

CITIBANK, N.A.

By:	/s/ Judith Green
Title:	Vice President:

JPMORGAN CHASE BANK

By:	/s/ Barry K. Bergman
Title:	Vice President

Co-Syndication Agents

BANK OF AMERICA, N.A.

By:	/s/ Dan M. Killian
Title:	Managing Director

BANK ONE, NA

By:	/s/ Steven P. Sullivan
Title:	Director

THE BANK OF TOKYO-MITSUBISHI, LTD. CHICAGO BRANCH

By:	/s/ Shinichiro Munechika
Title:	Deputy General Manager

UNION BANK OF CALIFORNIA

By:	/s/ Ching Lim
Title:	Vice President

Senior Managing Agents

THE BANK OF NEW YORK

By:	/s/ William Barnum
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ V. Gibson
Title:	Assistant Agent

BNP PARIBAS

By:	/s/ Kristin R. Carlton
Title:	Vice President

By	/s/ Peter C. Labrie
Title:	Central Region Manager

COBANK, ACB

By:	/s/ S. Richard Dill
Title:	Vice President

COMERICA BANK

By:	/s/ Ryan Oliver
Title:	Account Officer

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH

By:	/s/ Ian Reece
Title:	Managing Director

By:	/s/ Ivan Rodriguez
Title:	Vice President

FIFTH THIRD BANK

By:	/s/ Kevin Jones
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Jayne Seaford
Title:	Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Michael P. Dickman
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Steven M. Buehler
Title:	Vice President

By:	/s/ Mary D. Falck
Title:	Senior Vice President

Co-Agents

BARCLAYS BANK PLC

By:	/s/ John Giannone
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Peter R. C. Knight
Title:	Joint General Manager

Lenders

AMSOUTH BANK

By:	/s/ Betty K, Parker
Title:	Vice President

CENTRAL CAROLINA BANK

By:	/s/ Steven L. Anderson
Title:	Senior Vice President

FLEET NATIONAL BANK

By:	/s/ Judith C.E. Kelly
Title:	Managing Director

HIBERNIA BANK

By:	/s/ Laura Watts
Title:	Vice President

KBC BANK, N.V.

By:	/s/ Robert Snauffer
Title:	First Vice President

By:	/s/ William Cavanaugh
Title:	Vice President

KOREA EXCHANGE BANK

By:	/s/ Ho Sung Lee
Title:	General Manager

MELLON BANK, N.A.

By:	/s/ Mark F. Johnston
Title:	Vice President

NATIONAL CITY BANK

By:	/s/ Joseph L. Kwasny, Jr.
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey L. Stein
Title:	Assistant Vice President

SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Lender	Commitment	Domestic Lending Office	Eurodollar Lending Office
Amsouth Bank	$10,000,000	550 Metroplex Drive Nashville, TN 37211 Attn: Betty Field T: 615 365-5664 F: 615 365-5684	550 Metroplex Drive Nashville, TN 37211 Attn: Betty Field T: 615 365-5664 F: 615 365-5684
Bank of America, N.A.	$116,875,000	1850 Gateway Blvd. Concord, CA 94520 Attn: G.K. Lapitan Credit Services #5596 T: 925 675-8205 F: 888 969-9170	1850 Gateway Blvd. Concord, CA 94520 Attn: G.K. Lapitan Credit Services #5596 T: 925 675-8205 F: 888 969-9170
The Bank of New York	$36,136,000	One Wall Street New York, NY 10286 Attn: Diane Burgess T: 212 635-1311 F: 212 635-1481	One Wall Street New York, NY 10286 Attn: Diane Burgess T: 212 635-1311 F: 212 635-1481
The Bank of Nova Scotia	$44,886,000	600 Peachtree St., NE Suite 2700 Atlanta, GA 30308 Attn: Shannon Law T: 404 877-1561 F: 404 888-8998	600 Peachtree St., NE Suite 2700 Atlanta, GA 30308 Attn: Shannon Law T: 404 877-1561 F: 404 888-8998
The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch	$36,981,228	227 West Monroe Street Suite 2300 Chicago, Il 60606 Attn: William Murray T: 312 696-4653 F: 312 696-4535	227 West Monroe Street Suite 2300 Chicago, Il 60606 Attn: William Murray T: 312 696-4653 F: 312 696-4535
Bank One, NA	$44,602,000	1 Bank One Plaza Chicago, IL 60670 Attn: Ed Milka T: 312 732-7611 F: 312 732-2715	1 Bank One Plaza Chicago, IL 60670 Attn: Ed Milka T: 312 732-7611 F: 312 732-2715
Barclays Bank PLC	$50,000,000	200 Park Avenue New York, NY 10166 Attn: John Giannone T: 212 412-3276 F: 212 412-7511 with a copy to: 222 Broadway 11th Floor New York, NY 10038 Attn: Tim Card T: 212-412-3702 F: 212-412-5306	200 Park Avenue New York, NY 10166 Attn: John Giannone T: 212 412-3276 F: 212 412-7511 with a copy to: 222 Broadway 11th Floor New York, NY 10038 Attn: Tim Card T: 212-412-3702 F: 212-412-5306
BNP Paribas	$51,705,000	919 Third Avenue, 3rd Floor New York, NY 10019 Attn: Louis Oberti T: 212 471-6629 F: 212 471-6695	919 Third Avenue, 3rd Floor New York, NY 10019 Attn: Louis Oberti T: 212 471-6629 F: 212 471-6695

10

Central Carolina Bank	$5,000,000	P.O. Box 931 Durham, NC 27702 Attn: Sonja White F: 919 683-6971	P.O. Box 931 Durham, NC 27702 Attn: Sonja White F: 919 683-6971
Citibank, N.A.	$44,205,000	Two Penns Way, Suite 200 New Castle, DE 19720 Attn: Brian Maxwell T: 302 894-6023 F: 302 894-6120	Two Penns Way, Suite 200 New Castle, DE 19720 Attn: Brian Maxwell T: 302 894-6023 F: 302 894-6120
CoBank, ACB	$42,500,000	5500 S. Quebec St. Greenwood Village, CO 80111 Attn: D. Moran T: 303 740-4033 F: 303 740-4021	5500 S. Quebec St. Greenwood Village, CO 80111 Attn: D. Moran T: 303 740-4033 F: 303 740-4021
Comerica Bank	$21,591,000	500 Woodward Avenue MC 3268 Detroit, MI 48226 Attn: Stacie McVeigh T: 313 222-4515 F: 313 222-9514	500 Woodward Avenue MC 3268 Detroit, MI 48226 Attn: Stacie McVeigh T: 313 222-4515 F: 313 222-9514
Fifth Third Bank	$39,659,000	38 Fountain Square Plaza Cincinnati, OH 45263 Attn: Judy Brown T: 513 579-4224 F: 513 534-0875	38 Fountain Square Plaza Cincinnati, OH 45263 Attn: Judy Brown T: 513 579-4224 F: 513 534-0875
Fleet National Bank	$12,045,000	100 Federal Street MA DE 10009A Boston, MA 02110 Attn: Christine Casey T: 617 434-2385 F: 617 434-6685	100 Federal Street MA DE 10009A Boston, MA 02110 Attn: Christine Casey T: 617 434-2385 F: 617 434-6685
Hibernia Bank	$3,409,000	313 Carondelet Street New Orleans, LA 70130 Attn: Shelly Strata T: 504 533-2808 F: 504 533-5344	313 Carondelet Street New Orleans, LA 70130 Attn: Shelly Strada T: 504 533-2808 F: 504 533-5344
JPMorgan Chase Bank	$98,182,000	1 Chase Manhattan Plaza New York, NY 10081 Attn: Teri Streusand T: 212 270-9803 F: 212 270-5646	1 Chase Manhattan Plaza New York, NY 10081 Attn: Teri Streusand T: 212 270-9803 F: 212 270-5646

11

KBC N.V.	$$15,000,000	125 West 55th Street New York, NY 10019 Attn: Rose Pagan T: 212 541-0657 F: 212 956-5581	125 West 55th Street New York, NY 10019 Attn: Rose Pagan T: 212 541-0657 F: 212 956-5581
Korea Exchange Bank	$5,000,000	480 Park Avenue New York, NY Attn: Mari R. Vidal T: 212 350-7417 F: 212 371-5290	480 Park Avenue New York, NY Attn: Mari R. Vidal T: 212 350-7417 F: 212 371-5290
Mellon Bank, N.A.	$6,932,000	Three Mellon Bank Center Room 1203 Pittsburgh, PA 15259 Attn: Richard Bouchard T: 412 234-5767 F: 412 234-6124	Three Mellon Bank Center Room 1203 Pittsburgh, PA 15259 Attn: Richard Bouchard T: 412 234-5767 F: 412 234-6124
National City Bank	$12,045,000	155 East Broad Street Columbus, OH 43251 Attn: Vicki Niemela T: 614 463-7133 F: 614 463-8572	155 East Broad Street Columbus, OH 43251 Attn: Thomasena McCox T: 614 463-8335 F: 614 463-8572
PNC Bank, National Association	$5,523,000	201 East Fifth Street Cincinnati, OH 45201 Attn: Jeffrey Stein T: 513 651-8692 F: 513 651-8951	201 East Fifth Street Cincinnati, OH 45201 Attn: Jeffrey Stein T: 513 651-8692 F: 513 651-8951
Rabobank Nederland	$78,750,000	Rabobank International 245 Park Avenue New York, NY 10167 Attn: Ann McDonough T: 201 499-5200 F: 201 499-5326	Rabobank International 245 Park Avenue New York, NY 10167 Attn: Ann McDonough T: 201 499-5200 F: 201 499-5326
The Royal Bank of Scotland plc	$67,273,000	Level 12 101 Park Avenue New York, NY 10178 Attn: Juanita Baird T: 212 401-1420 F: 212 401-1336	Level 12 101 Park Avenue New York, NY 10178 Attn: Juanita Baird T: 212 401-1420 F: 212 401-1336
Sumitomo Mitsui Banking Corporation	$10,000,000	277 Park Avenue New York, NY 10172 Attn: Courtney Whitlock T: 212 224-4335 F: 212 224-5197	277 Park Avenue New York, NY 10172 Attn: Courtney Whitlock T: 212 224-4335 F: 212 224-5197
Union Bank of California	$31,245,772	1980 Saturn Street Monterey Park, CA 91755 Attn: Ruby Gonzales T: 323 720-7055 F: 323 724-6198	1980 Saturn Street Monterey Park, CA 91755 Attn: Ruby Gonzales T: 323 720-7055 F: 323 724-6198

12

U.S. Bank, National Association	$62,273,000	Firstar Tower 425 Walnut Street, 8th Floor Cincinnati, OH 45202 Attn: Rachel Meuller T: 902 426-7464 F: 902 426-7993	Firstar Tower 425 Walnut Street, 8th Floor Cincinnati, OH 45202 Attn: Rachel Meuller T: 902 426-7464 F: 902 426-7993
Wells Fargo, National Association	$48,182,000	230 West Monroe Street Suite 2900 Chicago, Il 60606 Attn: Steven Buehler T: 312 553-6651 F: 312 553-4783	230 West Monroe Street Suite 2900 Chicago, Il 60606 Attn: Steven Buehler T: 312 553-6651 F: 312 553-4783

TOTAL OF

COMMITMENTS    $1,000,000,000

13

CONSENT

Dated as of May 21, 2003

The undersigned, each a Guarantor under the Guarantee Agreement dated as of May 22, 2002 (the “Guarantee Agreement”) in favor of the Paying Agent and the Lenders parties to the Existing Credit Agreement referred to in the foregoing Amended and Restated 364-Day Credit Agreement, hereby consents to such Amendment and Restatement and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment and Restatement, the Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

DILLON COMPANIES, INC.
FOOD 4 LESS HOLDINGS, INC.
FRED MEYER, INC.
FRED MEYER STORES, INC.
THE KROGER CO. OF MICHIGAN
KROGER LIMITED PARTNERSHIP I
By: KRGP Inc., its General Partner
RALPHS GROCERY COMPANY
SMITH’S FOOD & DRUG CENTERS, INC.

By	(Paul W. Heldman)
Paul W. Heldman
Title: President/Vice President